Exhibit 99.1

Zale Corporation Zale/Signet Transaction May 2014

Forward-Looking Statements and Use of Non-GAAP Financial Measures Zale Corporation Any statements in this communication about Zale's expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance that are not historical facts, including statements regarding the proposed acquisition of Zale by Signet (the "proposed transaction") and the expected timetable for completing the proposed transaction that are not historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as "believe," "anticipate," "should," "intend," "plan," "will," "expect(s)," "estimate(s)," "project(s)," "positioned," "strategy," "outlook" and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following the parties' ability to consummate the proposed transaction on the expected timetable or at all; the conditions to the completion of the proposed transaction, including the receipt of stockholder approval; operating costs, customer loss and business disruption (including difficulties in maintaining relationships with employees, customers, competitors or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees of Zale may be difficult; Zale is subject to intense competition and increased competition is expected in the future; and general economic conditions that are less favorable than expected. Additional information and other factors are contained in Zale's Annual Reort on Form 10-K for the fiscal year ended July 31, 2013 and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission ("SEC"). Because the factors referred to above and other risk factors, including general industry and economic conditions, could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, based on information available to Zale as of the date hereof, and Zale disclaims any obligation to update any forward-looking statement to reflect events or circumstances after such date. This presentation contains a non-GAAP measure as defined by SEC rules. This non-GAAP measure is EBITDA, which is defined as earnings before interest, income taxes and depreciation and amortization. We believe this measure could be useful in evaluating the merger. This non-GAAP measure should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP, including net earnings (loss). The Company's calculation of this non-GAAP measure may differ from others in its industry and is not necessarily comparable with similar titles used by other companies. Please refer to the appendix at the back of this presentation for a reconciliation of this non-GAAP measure to the most comparable GAAP financial measure.

Additional Information About the Transaction Zale Corporation This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Zale filed a definitive proxy statement with the SEC on May 1, 2014. Stockholders of Zale are urged to read all relevant documents filed with the SEC, including Zale's definitive proxy statement, because they will contain important information about the proposed transaction. Investors and stockholders are able to obtain the documents (when available) free of charge at the SEC's web site, http://www.sec.gov, or for free from the Company by contacting Zale Investor Relations by phone at (972) 580-4391 or by email at ir@zalecorp.com. Signet, Zale and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be "participants" in the solicitation of proxies from stockholders of Zale in favor of the proposed transaction. Information about Signet's directors and executive officers is set forth in Signet's Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2013, and its Form 8-Ks filed with the SEC on July 9, 2013 and July 11, 2013. Information about Zale's directors and executive officers is set forth in Zale's Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on October 2, 2013, and its Annual Report on Form 10-K for the fiscal year ended July 31, 2013, which was filed with the SEC on September 27, 2013. Information concerning the interests of Zale's participants in the solicitation, which may, in some cases, be different than those of Zale's stockholders generally, is set forth in the definitive proxy statement relating to the proposed transaction.

Transaction Provides Compelling Value to Zale Shareholders Zale Corporation Zale Corporation's Board believes the proposed transaction represents compelling and immediate value for shareholders $21.00 per share represents: 41% premium over the closing price of the Company common stock on February 18, 2014 (the last trading day prior to the Board's approval of the merger agreement) 85% premium over the volume weighted average closing price of the Company common stock for the twelve-month period ended February 14, 2014 18.5x EBITDA for the twelve-month period ended January 31, 2014 The Board evaluated the offer price relative to the risks, uncertainties and challenges in connection with executing the Company's three-year plan The Board conducted a thorough process, including a comprehensive review of strategic and other alternatives and extensive negotiations with Signet There is risk of material decline in the Company's share price if the proposed transaction does not close The Board has unanimously recommended stockholders vote FOR the proposed transaction

Transaction Provides Compelling Value Zale Corporation Offer Price $21.00 Net Shares Acquired(1) 46.127 Equity Value $969 Plus: Debt (as of January 31, 2014) 445 Less: Cash (as of January 31 2014) (23) Enterprise Value $1,391    Metric Multiple LTM EBITDA As of 1/31/14 $75 18.5x FYE July 2014E EBITDA Business Plan 92 15.1  Alternative Scenario 90 15.4 FYE July 2015E EBITDA Business Plan 124 11.2  Alternative Scenario 115 12.1 FYE July 2016E EBITDA Business Plan 200 6.9  Alternative Scenario 172 8.1  $25.00 $20.00 $15.00 $10.00 $5.00 $0.00 5-Year Historical Stock Price Performance Feb-09 Feb-10 Feb-11 Feb-12 Feb-13 Feb-14 Offer Price (2/18/14) $21.00 Zale (2/18/14) $14.91 Source: Public filings, ZALE CORPORATION management estimates.  Note: Dollars in millions. (1) Includes shares related to outstanding employee and Director equity awards.

Valuation Significantly Exceeds Comparable Public Companies Zale Corporation Enterprise Value / 2014E EBITDA 20.0x 15.0x 10.0x 5.0x 0.0x Zale @ $21.00 15.1x EV / FY14E EBITDA 8.8x 8.4x 7.6x 6.2x 5.6x 4.8x DSW Signet Francesca's Holdings Chico's FAS Children's Place Ann Source: Company filings and Wall Street Research as of February 18, 2014.

Zale Corporation Valuation Significantly Exceeds Precedent Retail Acquisitions Enterprise Value / LTM EBITDA 20.0x 15.0x 10.0x 5.0x 0.0x 18.5x 12.5x 10.5x 8.1x(1) 8.0x 6.2x 11.5x 10.7x 10.6x 10.2x 10.1x 10.0x 10.0x 9.8x 9.6x 9.2x 8.9x 8.5x 7.8x 7.8x 7.2x 5.6x Date  Target Acquiror Feb-14  Signet Jewelers Zale Corporation @ $21/Share Sep-06  Leonard Green Tourneau Oct-06  Aber Diamond Harry Winston Jan-00  Signet Jewelers Marks & Morgan Jewelers Sep-07  Finlay Enterprises Bailey Banks & Biddle Aug-00  Zale Corporation Piercing Pagoda Nov-12  Apax Partners Cole Haan Apr-05  GameStop Electronics Boutique Nov-06  Limited Brands La Senza Nov-06  Leonard Green & Partners David's Bridal Feb-07  Ares, Ontario Teachers’ GNC Oct-06  Madison Dearborn Yankee Candle May-12  Wolverine Worldwide Collective Brands May-12  Ascena Charming Shoppes May-07  Golden Gate Capital Express Aug-12  Clayton, Dubillier & Rice David's Bridal Mar-07  Apollo Claire's Stores Sep-13  Jarden Yankee Candle Mar-13  Sycamore Partners Hot Topic Oct-10  Bain Capital Gymboree Jun-09  Dress Barn Tween Brands Aug-09 Advent International Charlotte Russe  Source: Company reports, brokers' reports, press articles and Factset as of February 18, 2014. (1) Assumes depreciation and amortization of 3.0% of sales.

$21.00 Share Price Is a Substantial Premium To Historical Share Prices Zale Corporation Day Prior to Announcement - All-Cash Transactions Over $1.0 Billion Since 2010 (1) Premium to Share Price 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 34% 41% 36% 41% 51% 85% 14% 23% 1 Day 3-Month VWAP 52-Week VWAP 52-Week High Median of Precedent Transactions Premium from $21.00 Offer Source: Dealogic, FactSet and publicly available sources. Note: Analysis includes transactions involving publicly-traded U.S. Targets with a transaction value in excess of $1.0 billion. (1) Reflects premiums to unaffected share price; i.e. the premium implied by the offer price relative to the share price prior to the announcement of the transaction, reported rumors, announcement of hiring financial advisors to explore a sale or other public indication that a sale transaction would likely take place.

Valuation Considerations Zale Corporation Prior to the announcement of the proposed transaction, Zale traded well above its peers on valuation metrics that investors typically look at, including near-term forward P/E and EV / EBITDA multiples, on the expectation that the Company's performance would significantly improve The transaction price represents valuation multiples well in excess of comparable public companies and precedent acquisitions in the retail sector The $21.00 per share in cash consideration represents a compelling present value for achieving the EBITDA targets in the Company's three-year plan, including $200 million in FY2016 When recommending a vote FOR the transaction, the Board took into consideration the execution risk in achieving the Company's three-year plan

Standalone Prospects of the Company Zale Corporation The Company's three-year plan was designed to challenge management, and achieving the FY16 plan would result in a maximum payout under the Company’s long-term incentive plan Achievement of the plan is challenging and entails significant execution risk due to, among other things: Macroeconomic conditions Commodity prices Competitive threats The Company's highly leveraged capital structure The Company's aging infrastructure At the time of the signing of the definitive agreement on February 19, 2014, the Company's revenues were below plan while its operating profit was in-line with plan due in part to favorable commodity prices The consideration to be paid by Signet is all cash, which provides certainty of value and eliminates the risks of achieving the Company's three-year plan Actual and Management Plan EBITDA $250 $200 $150 $100 $50 $0 $56 $68 $92 $124 $200 FY12A(1) FY13A FY14E FY15E FY16E Annual Growth ‒ 22% 36% 35% 61% Source: Public filings, ZALE CORPORATION management estimates. Note: Dollars in millions. (1)In FY12, revenues and EBITDA include a $34.9 million adjustment resulting from a change in revenue recognition related to lifetime warranties.

Board Conducted Comprehensive Evaluation and Extensive Negotiations Zale Corporation On November 7, 2013, Signet submitted a proposal to acquire all of the Company's outstanding common stock at a price of $19.00 per share in cash The Board felt the offer did not represent sufficient value to stockholders and, absent an increase in the proposed value, would not engage with, or provide due diligence to, Signet On December 3, 2013, Signet, without any additional information, increased its per share offer price from $19.00 in cash to $19. 00 in cash plus $1.50 in Signet common stock (subject to full due diligence) The Board subsequently decided the Company would enter into a confidentiality agreement with Signet and permit Signet to proceed with full due diligence with a view to Signet increasing its proposed offer price On February 10, 2014, Signet, following its due diligence, reiterated its previous offer of $20.50 per share of Company common stock, but changed to all-cash consideration The Board indicated it would be willing to proceed with a potential transaction if Signet would increase its offer to $21.00 in cash per share of Company common stock On February 11, 2014, Signet increased its offer price to $21.00 in cash per share of Company common stock The Board subsequently accepted the offer, subject to negotiation of satisfactory definitive documentation During the discussions with Signet, the Board considered other potential buyers on multiple occasions and determined that the risks associated with contacting additional potential buyers prior to signing a deal with Signet outweighed the expected benefits, particularly in light of the ability to entertain unsolicited offers after signing the deal No alternative buyers or proposals have appeared since announcement

Independent Board Guided and Unanimously Approved The Transaction Zale Corporation Our strong independent board with substantial retail and jewelry industry experience unanimously approved the transaction Golden Gate Capital is the Company's largest shareholder with a 23% stake and, as such, their interest in seeking maximum value for Zale is fully aligned with other shareholders Through today, Management has had no discussions with Signet regarding post-transaction employment terms

Zale Corporation Appendix

Non-GAAP Financial Measure Reconciliations Zale Corporation  FYA 2012 (1) FYA 2013 LTM as of January 31, 2014 Net earnings ($27) $10 $21 Interest expense 45 23 23 Income tax expense 1 2 1 Depreciation and amortization 37 33 31 EBITDA $56 $68 $75    Business Plan   FYE 2014 FYE 2015 (2) FYE 2016 Net earnings $32 $40 $90 Interest expense 23 24 21 Income tax expense 2 22 48 Depreciation and amortization 34 39 41 EBITDA $92 $124 $200    Alternative Scenario    FYE 2014 FYE 2015 (2) FYE 2016 Net earnings $30 $34 $71 Interest expense 23 24 21 Income tax expense 3 18 38 Depreciation and amortization 33 38 42 EBITDA $90 $115 $172  Note: Dollars in millions. (1) In FY12, revenues and EBITDA include a $34.9 million adjustment resulting from a change in revenue recognition related to lifetime warranties. (2) Excludes the impact of a one-time non-cash reversal of the net operating loss valuation allowance.